UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Paul R. Fearday
ETF Series Solutions
615 East Michigan Street
Milwaukee, WI 53202
 (Name and address of agent for service)

(414)-765-5346
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2017

Item 1. Reports to Stockholders.

Semi-Annual Report

September 30, 2017

AlphaMark Actively Managed Small Cap ETF

Ticker: SMCP

AlphaMark Actively Managed Small Cap ETF

AlphaMark Actively Managed Small Cap ETF

September 30, 2017

Dear Shareholder:

The AlphaMark Actively Managed Small Cap ETF (the “Fund”) investment philosophy is founded on an appreciation of risk. We attempt to identify for the Fund high quality companies with strong cash flows. This strategy is used to provide the potential for growth while acknowledging the inherent risks of the stock market. The stock market and the bond market have been resisting any notion that the Fed will be aggressive about raising rates. In fact, the market has become very complacent. The biggest proof of that is apparent by a measure called the VIX. The VIX is the volatility index of the stock market. As complacency of market volatility sets in, the VIX goes lower. A lower VIX is happening when there are significant headwinds for stocks. Those headwinds include: A Fed that has fully admitted it does not know how to measure inflation in the current environment (therefore surprises are inevitable), a Congress that has yet to pass any major legislation that would have a dramatic effect on the economy (yet the stock market is resting a fair amount of hope on this), and lastly, geopolitical risks, specifically North Korea. With all of that said, there are undercurrents in the stock market. As long as the Fed kept monetary policy easy and almost free, there were few areas where this money could flow. Stocks and real estate benefitted, high growth stocks specifically. Technology and health care stocks led the pack through the end of August. The reversal, that started in early September, is the result of the Fed actually following through with what they have been talking about for years. The era of easy money is over. The Fed announced an unwinding of its bloated balance sheet (widely expected), but more importantly, the Fed stated that they would continue on this path in a systematic fashion, regardless of the data, so the markets paid attention. High growth stocks have been slowly sold and stock market leadership has moved to telecommunication stocks and energy stocks, which had been the worst performing stocks throughout most of the year. Also, interesting to note is the big reversal of utility stocks. Utility stocks are very sensitive to interest rates because they pay a high dividend yet carry more risk than a bond. As interest rates go up, investors are willing to abandon utility stocks in favor of bonds. We suspect as this rotation continues, financial stocks will command the lead and bring footing to the market. Worth noting are defense stocks. They have seen a recent pop; however, the resurgence seems to be a whim based on current events versus a sustainable trend based on solid fundamentals.

The latest proposed tax cuts are projected to cost at least $1.5 trillion and up to $2.2 trillion, according to one analysis. Tax reform, along with reduced regulation and infrastructure spending, was the cornerstone of President Donald Trump’s 2016 election campaign. Gary Cohn, Trump’s chief economic advisor, said the cuts won’t increase the budget deficit. “We think we can drive a lot of business back to America, we can drive jobs back to America, we can make ourselves very competitive,” Cohn told CNBC in a live interview. “We think we can pay for the entire tax cut through growth over the cycle.” Cohn predicted that economic growth would be “substantially over 3 percent” due to tax reform and deregulation. Let’s point out the obvious, growth “substantially

AlphaMark Actively Managed Small Cap ETF

over 3 percent” will be substantially inflationary. The Fed will be stuck. In addition, maybe someone forgot to check the economic speedometer, US economic output grew 3.1 percent in the second quarter. This raises two questions, how much more stimulus do we need, and if we are running a deficit at this level of economic growth, why in the world would some number over 3% cure that while cutting taxes? All of these factors coupled with excess stimulus is conducive to an inflationary environment. We have thought for some time that the Fed has missed the real inflation picture: stocks and real estate. We contend that inflation exists and the Fed is behind the curve. We believe this will lead to a surprise in rates. Inflation by itself is not a bad thing, unexpected inflation and unexpected higher interest rates can be a shock to the markets.

Imagine the spike in long term rates if a tax plan that produces substantially higher than 3 percent growth is passed. In addition, you don’t have to imagine what the Fed has stated they are going to do: follow its plan of unwinding its massive balance sheet, eventually selling $50 billion worth of bonds each month. These will be mostly medium to long maturity bonds. When there is more supply than buyers, prices drop and rates go up. We are prepared and we have worked in attempt to insulate your portfolios from rising rates and speculation. We feel strongly that the companies that will succeed in the future are those that have strong balance sheets with low debt, historically solid earnings and reliable cash flows through all economic cycles and interest rate scenarios.

During the six-month period ended September 30, 2017, the net asset value per share of the Fund decreased from $24.40 to $24.14, a total return of -1.13%. The market price decreased from $24.35 to $24.17, a total return of -0.73%. During this time, the Russell 2000 Growth Total Return Index gained 10.88%. The main contributors of gains in the Fund during this time period came from the following sectors: Consumer Staples (Sanderson’s Farms +54.6%), Financials (Credit Acceptance Corp +40.6%) and Technology (Tower Semiconductor +32.5%). The main contributors of loss in the Fund are in the following sectors: Energy (Basic Energy -42.2%) and HealthCare (Genocea Biosciences -76.0%). We continue to maintain a portfolio that is diversified across the various sectors of the economy.

As of September 30, 2017, the Fund’s assets were invested among 24 stock positions. Our largest areas of investment were: Manufacturing (43.2%), Finance and Insurance (14.2%), Professional, Scientific, and Technical Services (12.1%), Management of Companies and Enterprises (3.8%) and Information Technology (3.7%). Cash equivalents represented 17.2% of the Fund’s net assets. We are holding a cash position that is larger than we normally do. We continue to seek out stocks that we believe are a good value to their growth potential. It has become increasingly difficult as the market keeps rising and is creating an environment which we believe is unsustainable.

As of September 30, 2017, the Fund had net assets of $26.6 million.

In conclusion, no investment style will outperform every year. The nature of the market is change and volatility. We continually review current holdings for any weaknesses and make adjustments when necessary. We believe that we have to be very selective in the

AlphaMark Actively Managed Small Cap ETF

companies that we choose to add, because, in our opinion, the market is reaching a tipping point. We will continue to seek out high quality companies that are producing consistent cash flows. These are the types of companies that we believe can add value in this market environment.

Sincerely,

Michael L. Simon
President and Chief Investment Officer
AlphaMark Advisors, LLC

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Must be preceded or accompanied by a prospectus.

Russell 2000® Growth Index (the “Index”) measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. One cannot invest directly in an index.

Cash flow is the net amount of cash and cash equivalents moving into and out of a business. Cash flow is used to assess the quality of a company’s income, that is, how liquid it is, which can indicate whether the company is positioned to remain solvent.

Investing involves risk. Principal loss is possible. When the Fund invests in ADRs as a substitute for an investment directly in the underlying shares, the Fund is exposed to the risk that the ADRs may not provide a return that corresponds precisely with that of the underlying shares. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. A fund that concentrates its investments in the securities of a particular sector area may be more volatile than a fund that invests in a broader range of industries. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. Investing in investment companies, such as ETFs will subject the Fund to additional expenses of each investment company and

AlphaMark Actively Managed Small Cap ETF

risk of owning the underlying securities held by each. ETFs may trade at a premium or discount to their net asset value. ETFs are bought and sold at market price and not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Earnings growth is not representative of the Fund’s future performance.

Fund holdings and sector allocations are subject to change any time and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings please refer to the Schedule of Investments in this report. Shares of ETFs are bought and sold at market price (rather than NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns. Market returns are based on the daily composite close price from all active exchanges at 4:00 p.m. Eastern time and do not represent the returns you would receive if you traded shares at other times.

AlphaMark Advisors, LLC is the Adviser (the “Adviser”) to the AlphaMark Actively Managed Small Cap ETF which is distributed by Quasar Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Diversification does not assure a profit or protect against loss in a declining market.

AlphaMark Actively Managed Small Cap ETF

PORTFOLIO ALLOCATION
As of September 30, 2017 (Unaudited)

Sector	Percentage of Net Assets
Manufacturing	43.2%
Short-Term Investments	17.2
Finance and Insurance	14.2
Professional, Scientific, and Technical Services	12.1
Management of Companies and Enterprises	3.8
Information Technology	3.7
Educational Services	3.5
Mining, Quarrying, Oil and Gas Extraction	2.4
Liabilities in Excess of Other Assets	(0.1)
Total	100.0%

AlphaMark Actively Managed Small Cap ETF SCHEDULE OF INVESTMENTS September 30, 2017 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 82.9%
	Educational Services — 3.5%
51,784	K12, Inc. (a)	$923,827

	Finance and Insurance — 14.2%
3,690	Credit Acceptance Corporation (a)	1,033,827
23,564	Employers Holdings, Inc.	1,070,984
5,391	MarketAxess Holdings, Inc.	994,694
68,960	Net 1 UEPS Technologies, Inc. (a)	671,670
		3,771,175
	Information Technology — 3.7%
40,500	Barracuda Networks, Inc. (a)	981,315

	Management of Companies and Enterprises — 3.8%
8,610	Cooper-Standard Holdings, Inc. (a)	998,502

	Manufacturing — 43.2%♦
5,380	Apogee Enterprises, Inc.	259,639
29,480	BioTelemetry, Inc. (a)	972,840
15,604	Cirrus Logic, Inc. (a)	832,005
284,965	Genocea Biosciences, Inc. (a)	416,049
39,930	HollySys Automation Technologies, Ltd.	862,887
27,526	II-VI, Inc. (a)	1,132,695
32,950	MaxLinear, Inc. (a)	782,562
32,650	Motorcar Parts of America, Inc. (a)	961,869
26,170	Natus Medical, Inc. (a)	981,375
6,850	Sanderson Farms, Inc.	1,106,412
16,319	Sturm Ruger & Company, Inc.	843,692
98,400	Sucampo Pharmaceuticals, Inc. (a)	1,161,120
38,050	Tower Semiconductor, Ltd. (a)	1,170,038
		11,483,183
	Mining, Quarrying, Oil and Gas Extraction — 2.4%
33,100	Basic Energy Services, Inc. (a)	638,830

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF SCHEDULE OF INVESTMENTS September 30, 2017 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS (Continued)
	Professional, Scientific, and Technical Services — 12.1%
23,860	AMN Healthcare Services, Inc. (a)	$1,090,402
25,500	Enanta Pharmaceuticals, Inc. (a)	1,193,400
23,000	RealPage, Inc. (a)	917,700
		3,201,502
	TOTAL COMMON STOCKS (Cost $18,210,378)	21,998,334

	SHORT-TERM INVESTMENTS — 17.2%
4,572,603	Fidelity® Institutional Money Market Funds - Government Portfolio, Class I, 0.91%*	4,572,603
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,572,603)	4,572,603
	TOTAL INVESTMENTS — 100.1% (Cost $22,782,981)	26,570,937
	Liabilities in Excess of Other Assets — (0.1)%	(13,410)
	NET ASSETS — 100.0%	$26,557,527

Percentages are stated as a percent of net assets.
(a)	Non-income producing security
*	Rate shown is the annualized seven-day yield as of September 30, 2017.
♦	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF STATEMENT OF ASSETS & LIABILITIES September 30, 2017 (Unaudited)

ASSETS
Investments in securities, at value (Cost $22,782,981)	$26,570,937
Dividends and interest receivable	6,267
Total assets	26,577,204

LIABILITIES
Management fees payable	19,677
Total liabilities	19,677

NET ASSETS	$26,557,527

Net Assets Consist of:
Paid-in capital	$27,833,702
Undistributed (accumulated) net investment income (loss)	(105,501)
Accumulated net realized gain (loss) on investments	(4,958,630)
Net unrealized appreciation (depreciation) on investments	3,787,956
Net assets	$26,557,527

Net Asset Value:
Net assets	$26,557,527
Shares outstanding ^	1,100,000
Net asset value, offering and redemption price per share	$24.14

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF STATEMENT OF OPERATIONS For the Six-Months Ended September 30, 2017 (Unaudited)

INCOME
Dividends	$24,974
Interest	12,420
Total investment income	37,394

EXPENSES
Management fees	120,070
Total expenses	120,070
Net investment income (loss)	(82,676)

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	789,326
Change in unrealized appreciation (depreciation) on investments	(984,299)
Net realized and unrealized gain (loss) on investments	(194,973)
Net increase (decrease) in net assets resulting from operations	$(277,649)

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
OPERATIONS
Net investment income (loss)	$(82,676)	$(56,766)
Net realized gain (loss) on investments	789,326	(4,165,046)
Change in unrealized appreciation (depreciation) on investments	(984,299)	6,215,605
Net increase (decrease) in net assets resulting from operations	(277,649)	1,993,793

CAPITAL SHARE TRANSACTIONS
Proceeds from subscriptions	—	—
Payments for redemptions	—	—
Net increase (decrease) in net assets derived from net share in outstanding shares (a)	—	—
Net increase (decrease) in net assets	$(277,649)	$1,993,793

NET ASSETS
Beginning of period/year	$26,835,176	$24,841,383
End of period/year	$26,557,527	$26,835,176
Undistributed (accumulated) net investment income (loss)	$(105,501)	$(22,825)

(a)	A summary of capital share transactions is as follows:

	Six-Months Ended September 30, 2017 (Unaudited)	Year Ended March 31, 2017
	Shares	Shares
Subscriptions	—	—
Redemptions	—	—
Net increase (decrease)	—	—

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period/year

	Six-Months Ended September 30, 2017 (Unaudited)		Year Ended March 31, 2017	Period Ended March 31, 2016(1)
Net asset value, beginning of period/year	$24.40		$22.58	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (2)	(0.08)		(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.18)		1.87	(2.34)
Total from investment operations	(0.26)		1.82	(2.42)

Net asset value, end of period/year	$24.14		$24.40	$22.58

Total return	(1.13	)%(3)	8.12%	(9.66	)%(3)

SUPPLEMENTAL DATA:
Net assets at end of period/year (000's)	$26,558		$26,835	$24,841

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets	0.90	%(4)	0.90%	0.90	%(4)
Net investment income (loss) to average net assets	(0.62	)%(4)	(0.23)%	(0.39	)%(4)

Portfolio turnover rate (5)	13	%(3)	47%	52	%(3)

(1)	Commencement of operations on April 20, 2015.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.
(5)	Excludes the impact of in-kind transactions.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

AlphaMark Actively Managed Small Cap ETF (the “Fund”) is a non-diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek long-term growth of capital. The Fund commenced operations on April 20, 2015.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Series – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds that are traded on a national securities exchange, except those listed on The Nasdaq Stock Market LLC (“Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share. Short-term securities that have maturities of less than 60 days at the time of purchase are valued at amortized cost, which, when combined with accrued interest, approximates fair value.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Unaudited) (Continued)

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Unaudited) (Continued)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2017:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$21,998,334	$—	$—	$21,998,334
Short-Term Investments	4,572,603	—	—	4,572,603
Total Investments in Securities	$26,570,937	$—	$—	$26,570,937

^	See Schedule of Investments for sector breakouts.

Transfers between levels are recognized at the end of the reporting period. During the six-months ended September 30, 2017, the Fund did not recognize any transfers to or from Levels 1, 2, or 3.

B.
Federal Income Taxes. The Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its net investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and various state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the most recently completed fiscal year end, the Fund did not incur any interest or penalties.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Unaudited) (Continued)

Distributions received from the Fund’s investments in Publicly Traded Partnerships are generally comprised of ordinary income and return of capital from the partnerships. The Fund allocates distributions between investment income and return of capital based on estimates. Such estimates are based on information provided by each partnership and other industry sources. These estimates may subsequently be revised based on actual allocations received from partnerships after their tax reporting periods are concluded as the actual character of these distributions is not known until after the fiscal year end of the Fund.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gain on Fund securities are declared and paid by the Fund on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F.
Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Subsequent Events. In preparing these financial statements, Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to September 30, 2017, that materially impacted the amounts or disclosures in the Fund’s financial statements.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Unaudited) (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

AlphaMark Advisors, LLC (“the Adviser”), serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser is also responsible for arranging transfer agency, custody, fund administration and accounting, and other nondistribution related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For services provided to the Fund, the Fund pays the Adviser a management fee at an annual rate of 0.90% based on the Fund’s average daily net assets.

U.S. Bancorp Fund Services, LLC (“USBFS” or “Administrator”) acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s custodian, transfer agent, and fund accountant. USBFS also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC, (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

A Trustee and all officers of the Trust are affiliated with the Administrator, Distributor, and Custodian.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the six-months ended September 30, 2017, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $3,078,194 and $4,140,731, respectively.

During the six-months ended September 30, 2017, there were no purchases or sales of U.S. Government securities.

During the six-months ended September 30, 2017, there were no in-kind transactions associated with creations or redemptions.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Unaudited) (Continued)

NOTE 5 – INCOME TAX INFORMATION

There were no distributions paid by the Fund during the six-months ended September 30, 2017 and year ended March 31, 2017.

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are analyzed at fiscal year-end; accordingly, tax-basis balances have not been determined for the six-month period ended September 30, 2017.

The cost basis of investments for federal income tax purposes as of September 30, 2017 was as follows+:

Investments
Tax cost of investments	$22,782,981
Gross tax unrealized appreciation	5,609,021
Gross tax unrealized depreciation	(1,821,065)
Total unrealized appreciation/(depreciation)	$3,787,956

+
Because tax adjustments are calculated annually at the end of the Fund’s fiscal year, the above table does not reflect tax adjustments for the current fiscal year. For the previous fiscal year’s federal income tax information, please refer to the Notes to the Financial Statements section in the Fund’s most recent annual report.

As of March 31, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Total unrealized appreciation/(depreciation)	$4,772,255
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Total distributable earnings	—
Other accumulated gain/(loss)	(5,770,781)
Total accumulated gain/(loss)	$(998,526)

As of March 31, 2017, the Fund deferred, on a tax-basis, late-year losses of $22,825 and no post-October capital losses.

As of March 31, 2017, the Fund had a short-term capital loss carryforward of $2,712,269 and a long-term capital loss carryforward of $3,035,687. These amounts do not have an expiration date.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2017 (Unaudited) (Continued)

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on Nasdaq. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 50,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front end sales load, no deferred sales charges, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Unit. The standard fixed creation transaction fee for the Fund is $250, payable to the custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. There were no variable fees received during the period. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 7 – PRINCIPAL RISKS

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

AlphaMark Actively Managed Small Cap ETF

EXPENSE EXAMPLE
For the Six-Months Ended September 30, 2017 (Unaudited)

As a shareholder of AlphaMark Actively Managed Small Cap ETF (the “Fund”) you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2017 – September 30, 2017).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During the Period(1)
Actual	$1,000.00	$ 988.70	$4.49
Hypothetical (5% annual return before expenses)	$1,000.00	$ 1,020.56	$4.56

(1)
The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio, 0.90%, multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period, 183 days, divided by the number of days in the most recent fiscal twelve-month period, 365 days.

AlphaMark Actively Managed Small Cap ETF

INFORMATION ABOUT PORTFOLIO HOLDINGS
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s portfolio holdings are posted on its website at www.alphamarkadvisors.com/etf/ daily.

INFORMATION ABOUT PROXY VOTING
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.alphamarkadvisors.com/etf/.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES
(Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 617-0004 or by accessing the SEC’s website at www.sec.gov or by accessing the Fund’s website at www.alphamarkadvisors.com/etf/.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS
(Unaudited)

Information regarding how often shares of the Fund trades on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.alphamarkadvisors.com/etf/.

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Adviser
AlphaMark Advisors, LLC
810 Wright’s Summit Pkwy, Suite 100
Ft. Wright, Kentucky 41011

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115-1524

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004

AlphaMark Actively Managed Small Cap ETF
Symbol – SMCP
CUSIP – 26922A834

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annul reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees

Item 11. Controls and Procedures.

(a)
The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Paul R. Fearday
Paul R. Fearday, President (principal executive officer)

Date	12/1/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Paul R. Fearday
Paul R. Fearday, President (principal executive officer)

Date	12/1/17

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	12/1/17

*	Print the name and title of each signing officer under his or her signature.